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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            -------------------------


                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                            -------------------------



        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): MARCH 20, 1998

                        COMMERCIAL NET LEASE REALTY, INC.
               (EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

           MARYLAND
 (STATE OR OTHER JURISDICTION                0-12989                             56-1431377
      OF INCORPORATION)              (COMMISSION FILE NUMBER)         (IRS EMPLOYER IDENTIFICATION NO.)

                 400 EAST SOUTH STREET, SUITE 500
                         ORLANDO, FLORIDA                                           32801
             (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                            (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE: (407) 423-7348


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ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.

                  Not Applicable.

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.

                  Not Applicable.

ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.

                  Not Applicable.

ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.

                  Not Applicable.

ITEM 5.  OTHER EVENTS.

         Concurrently with the filing of this Current Report on Form 8-K, the Registrant filed a Prospectus Supplement to the Registration Statement on Form S-3, File No. 333-24773 (the "Registration Statement"), with respect to the offering by the Registrant of $100,000,000 aggregate principal amount of its 7 1/8% Notes due 2008. The Registration Statement was declared effective by the Securities and Exchange Commission on April 22, 1997.

ITEM 6. RESIGNATION OF REGISTRANT'S DIRECTORS.

                  Not Applicable.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.

(a)-(b)           Not Applicable.

(c)       Exhibits.

 Exhibit No.                          Description

     1.2 Form of Underwriting Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement, under the Securities Act of 1933, as amended (the "Securities Act"), and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

     4.1 Form of Indenture, which is being filed pursuant to Regulation S-K, item 601(b)(4) in lieu of in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration
                Statement, is set forth in full in such Registration Statement. (Filed herewith.)

     4.2 Form of Supplemental Indenture, which is being filed pursuant to Regulation S-K, item 601(b)(4) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

     4.3 Form of 7 1/8% Notes due 2008, which is being filed pursuant to Regulation S-K, item 601(b)(4) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

      5 Opinion of Shaw Pittman Potts & Trowbridge, which is being filed pursuant to Regulation S-K, Item 601(b)(5) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

      12 Statement of Computation of Ratios of Earnings to Fixed Charges, which is being filed pursuant to Regulation
                S-K, Item 601(b)(12) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

                                       2

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    23.1        Consent of Shaw Pittman Potts & Trowbridge (contained in the opinion filed as Exhibit 5 hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

    23.2        Consent of KPMG Peat Marwick LLP. (Filed herewith.)

     25 Statement of Eligibility of Trustee, which is being filed pursuant to Regulation S-K, Item 601(b)(25) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

ITEM 8.  CHANGE IN FISCAL YEAR.

                  Not Applicable.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be filed on its behalf by the undersigned thereunto duly authorized.

                                   COMMERCIAL NET LEASE REALTY, INC.

Dated: March 20, 1998              By: Kevin B. Habicht
                                       -----------------------------------------
                                       Kevin B. Habicht, Chief Financial Officer


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                                  EXHIBIT INDEX

 Exhibit No.                            Description
 -------------  ----------------------------------------------------------------
     1.2 Form of Underwriting Agreement, which is being filed pursuant to Regulation S-K, Item 601(b)(1) in lieu of filing the otherwise required exhibit to the Registration Statement on Form S-3 (the "Registration Statement"), File No. 333-24773, under the Securities Act of 1933, as amended (the "Securities Act"), and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

     4.1 Form of Indenture, which is being filed pursuant to Regulation S-K, item 601(b)(4) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

     4.2 Form of Supplemental Indenture, which is being filed pursuant to Regulation S-K, item 601(b)(4) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

     4.3 Form of 7 1/8% Notes due 2008, which is being filed pursuant to Regulation S-K, item 601(b)(4) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

      5 Opinion of Shaw Pittman Potts & Trowbridge, which is being filed pursuant to Regulation S-K, Item 601(b)(5) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

     12 Statement of Computation of Ratios of Earnings to Fixed Charges, which is being filed pursuant to Regulation S-K, Item 601(b)(12) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

     23.1 Consents of Shaw, Pittman, Potts & Trowbridge (contained in the opinion filed as Exhibit 5 hereto), which is being filed pursuant to Regulation S-K, Item 601(b)(23) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)

     23.2       Consent of KPMG Peat Marwick LLP. (Filed herewith.)

      25 Statement of Eligibility of Trustee, which is being filed pursuant to Regulation S-K, Item 601(b)(25) in lieu of filing the otherwise required exhibit to the Registration Statement under the Securities Act, and which, since this Form 8-K filing is incorporated by reference in such Registration Statement, is set forth in full in such Registration Statement. (Filed herewith.)


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